                                                                   EXHIBIT 10.9


                      TERM LOAN AND STOCK PLEDGE AGREEMENT
                      ------------------------------------

THIS TERM LOAN AND PLEDGE AGREEMENT (this "Agreement"), dated as of May 10, 1996, between CHARLES R. DRENNING (the "Borrower"), and HYPERION
TELECOMMUNICATIONS, INC. (the "Lender");

                                WITNESSETH THAT:

          WHEREAS, the Borrower has requested the Lender to make a term loan to the Borrower and the Lender has agreed to make such term loan;

          WHEREAS, the Borrower is the legal and beneficial owner and the holder of the Collateral (as defined in Section 1 hereof); and

          WHEREAS, the obligation of the Lender to make such term loan is subject to the condition, among others, that the Borrower secure its obligations to the Lender hereunder and under the Note (as defined in Section 1 hereof), including securing such obligations in the manner set forth therein and herein;

          NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

          1.   Definitions.
               ------------

In addition to the words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

               (a) "Borrowing Date" shall mean the date on which the Lender shall make the Loan to the Borrower.

               (b) "Code" shall mean the Pennsylvania Uniform Commercial Code as in effect on the date hereof and as the same may subsequently be amended from time to time.

               (c) "Collateral" shall mean and include (i) the securities listed on Exhibit B attached hereto and made a part hereof, and all rights and
          ---------
privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and transfer books, (ii) any and all other securities hereafter pledged to the Lender to secure the Borrower's Debt, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and stock transfer books, and
(iii) whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds as such term is defined in the Code.

               (d) "Debt" shall mean, collectively, (i) all obligations, whether of principal, interest, fees, expenses or otherwise, of the Borrower to the Lender incurred hereunder or under any of the Loan Documents, (ii) all costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred by the Lender in the collection of any of the obligations referred to in clause (i) above or in connection with the enforcement of this Agreement or any of the Loan Documents, and (iii) any advances made, subsequent to an Event of Default, by the Lender for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including, without limitation, advances for taxes, insurance and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral.

               (e) "Event of Default" shall mean any of the events described in Section 11(a) hereof.

               (f) "Loan" shall mean the loan made by the Lender hereunder as described in Section 2(a) hereof.

               (g) "Loan Documents" shall mean this Agreement, the Note and each other document executed and delivered pursuant thereto, as any of the same or any one or more of them may from time to time be amended, modified or supplemented.

               (h) "Maturity Date" shall mean the date on which the first of the following occurs (i) registration of an equity security by the Lender under either the Federal Securities Act of 1933, as amended, or the Federal Securities Exchange Act of 1934, as amended, which equity security is of the same class as the equity security held by the Individual Shareholders (as defined in that certain Amended and Restated Pre-Incorporation and Shareholder Restrictive Agreement, of even date herewith, between Adelphia Communications Corporation, the Borrower and the other Individual Shareholders signatory thereto (the "Shareholder Agreement")) and the Individual Shareholders have the opportunity to sell their Shares (as defined in the Shareholder Agreement) pursuant to a Registration Rights Agreement to be entered into between such Shareholders and the Lender, and (ii) October 8, 1998.

               (i) "Note" shall mean the promissory note of the Borrower in substantially the form of Exhibit A attached hereto and made a part hereof, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part.

          2.   The Loan.
               ---------

               (a)  Agreement to Make the Loan; Prepayments & Offset.
                    -------------------------------------------------

                    The Lender hereby agrees to make a Loan to the Borrower, on the Borrowing Date subject to and on the terms and conditions set forth herein, the aggregate principal amount of which shall not exceed $1,000,000. The Loan is not a revolving credit loan and the Borrower shall not have the right to borrow, repay and reborrow hereunder. The obligation of the Borrower to repay the principal amount of the Loan, together with interest thereon, shall be evidenced by the Note duly executed and delivered by the Borrower with the blanks appropriately completed. The entire unpaid principal balance of the Loan and interest accrued thereon shall be due and paid in full on the Maturity Date. The Borrower shall have the right at its option from time to time to prepay the Loan in whole or in part. Any interest that accrues on the Loan from the date six months after the date of the Loan shall be offset by bonus or additional compensation payable to the Borrower by the Lender (the "Bonus Payment") which payment shall be payable at the time the principal of and interest on the Loan are due and payable, whether at the Maturity Date, by acceleration or otherwise. In addition, the Lender shall make an additional payment (the "Gross-Up Payment") to the Borrower in an amount equal to the Federal, state and local income taxes payable by the Borrower with respect to the Bonus Payment. In computing the Gross-Up Payment, the Bonus Payment shall be reduced by the amount, if any, of the interest that accrued on the Loan from the date six months after the date of the Loan that is deductible for Federal, state or local tax purposes. After the Gross-Up Payment is so determined, the Borrower shall also be entitled to receive additional payments in an amount such that after payment by the Borrower of all Federal, state and local income taxes imposed upon the Gross-Up Payment the Borrower shall retain an amount equal to the Gross-Up Payment.

               (b)  Interest Rate.
                    --------------

                    The Note shall bear interest on the unpaid principal amount of the Loan for each day (computed on the basis of the actual number of days elapsed over a year of 365/366 days) at a rate per annum equal to the average rate at which Lender is able to invest cash on a short-term basis from time to time. Interest on the Loan shall be due and payable on the Maturity Date or upon acceleration of the Note.

          3.   Pledge.
               -------

As security for the due and punctual payment and performance of the Debt in full, the Borrower hereby agrees that the Lender shall have, and the Borrower hereby grants to and creates in favor of the Lender, a first priority security interest under the Code in and to all of the Collateral.

          4.   Delivery of Certificates, etc.
               ------------------------------

Upon the execution and delivery of this Agreement, the Borrower has delivered to and deposited with the Lender in pledge, stock certificates and any other instruments evidencing the Collateral, together with undated stock powers signed in blank by the Borrower as the Lender shall have required.

          5.   Representations and Warranties.
               -------------------------------

The Borrower represents and warrants to the Lender as follows:

               (a) The Borrower has good and marketable title to all of the Collateral free and clear of any pledge, lien, security interest, encumbrance, option or rights of others, except to the extent transfer of the Collateral may be restricted by the Federal Securities Act of 1933, as amended, and state securities laws and other than the security interest granted to and created in favor of the Lender hereunder.

               (b) The Borrower (i) is an individual resident of Allegheny County, Pennsylvania and has the legal capacity, power and authority to borrow money, to execute and deliver the Note and this Agreement and to assign, indorse, transfer and deliver, and pledge to Lender the Collateral and otherwise perform its obligations as provided herein, and (ii) does not require the approval of or consent to any of such acts by any regulatory agency or other governmental authority or other third party.

               (c) The execution, delivery and performance by the Borrower of t his Agreement, the Note and the other Loan Documents to which each is a party are within the legal capacity and power of the Borrower, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate, contravene, or constitute a default under, any provision of any applicable law or regulation, or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or his properties (except to the extent that any required consent has been obtained) and will not result in the creation or imposition of any lien on any asset of the Borrower except for liens in favor of the Lender created hereunder.

               (d) This Agreement, the Note and the other Loan Documents constitute valid and binding agreements and instruments of the Borrower, enforceable against the Borrower in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or general principles of equity.

               (e) The Borrower is not in violation of or breach or default under any provision of any law, rule or regulation, or any agreement, lease or other instrument to which the Borrower is a party or by which he or his properties are bound, which default would materially adversely affect the Borrower's ability to repay the principal of and interest on the Loan and pledge the Collateral hereunder.

               (f) There is no action, suit or proceeding pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Borrower's properties before any court, arbitrator or governmental body, agency or official which would materially adversely affect the Borrower or the Collateral.

          6.   Further Assurances.
               -------------------

The Borrower will faithfully preserve and protect the Lender's security interest in the Collateral as a first priority perfected security interest under the Code, and will do all such other acts and things, and will upon request therefor by the Lender execute and deliver all such other documents and instruments, including, without limitation, further pledges, assignments, documents and powers of attorney with respect to the Collateral consistent with the terms of this Agreement, as the Lender in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect said security interest.

          7.   Certain Covenants of the Borrower.
               ----------------------------------

The Borrower covenants and agrees that (a) he will defend the Lender's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; (b) he will have like title to and right to pledge any other property at any time hereafter pledged to the Lender pursuant to this Agreement and will likewise defend the Lender's right thereto and security interest therein; (c) he will not assign, transfer, pledge, or otherwise encumber any of his right, title or interest under, in or to the Collateral other than pursuant hereto; (d) he will not take or omit to take any action, or permit any subsidiary any shares of capital stock of which constitute a part of the Collateral to take or omit to take any action, the taking or the omission of which might result in an alteration or impairment of the Collateral or of this Agreement; (e) he will not, without the prior written consent of the Lender, waive or release any obligation of any party to the Collateral; (f) he will execute and deliver to the Lender and record such supplements to this Agreement and additional assignments as the Lender reasonably may request to evidence and confirm the pledge herein contained; and
(g) he will promptly give notice in writing to the Lender of the occurrence of any litigation or proceedings affecting the Borrower or of any dispute between the Borrower and any governmental or quasi-governmental authority or any other person (including, without limitation, any material changes in the federal income tax filings of the Borrower which may be proposed on audit) if such litigation, proceeding or dispute is one which would, if adversely determined, have a material adverse effect on the Borrower or the Collateral.

          8.   Protection of the Lender's Interest in the Collateral Against
               -------------------------------------------------------------
               Others.
               -------

The Borrower assumes full responsibility for taking any and all necessary steps to preserve the Lender's rights with respect to the Collateral against all others. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Lender takes such action for that purpose as the Borrower shall request in writing, provided that such requested action will not, in the judgment of the Lender, impair the security interest in the Collateral created hereby or the Lender's rights in, or the value of, the Collateral, and provided further that such written request is received by the Lender in sufficient time to permit the Lender to take the requested action.

          9.   Continuation of Perfection of Security Interest.
               ------------------------------------------------

The Borrower shall at the Borrower's own cost and expense cause the security interest in the Collateral granted to and created in favor of the Lender under this Agreement to be perfected and continue to be perfected as long as the Debt or any part thereof is outstanding and unpaid or not performed in full, and for such purpose the Borrower shall from time to time deliver possession to the Lender of and execute, deliver and file or record (or cause to be filed or recorded) such instruments, documents and notices (including, without limitation, amendments or supplements to this Agreement, financing statements and continuation statements) as the Lender may deem necessary or advisable from time to time in order to confirm, perfect and preserve such security interest. The Lender is hereby irrevocably appointed attorney-in-fact of the Borrower to do all acts and things which the Lender, in the exercise of its responsibilities under this Agreement, may deem necessary or advisable to perfect and continue perfected the Lender's security interest in the Collateral.

          10.  Voting Rights; Dividends; etc.
               ------------------------------

So long as no Event of Default shall have occurred:

               (a) The Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that the Borrower shall not exercise or refrain from exercising any such right if such action or inaction would reasonably be likely to have a material adverse effect on the value of the Collateral or any part thereof; and provided, further, that the Borrower shall give the Lender at least five (5) business days' written notice of the manner in which it intends to exercise, and the reasons therefor, or the reasons for refraining from exercising, any such right;

               (b) Any and all instruments and other property (other than cash dividends) received, receivable or otherwise distributed in respect of, or in exchange for, any of the Collateral shall be forthwith delivered to the Lender to hold as part of the Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Lender, be segregated from the other property or funds of the Borrower, and be forthwith delivered to the Lender as Collateral in the same form as so received (with any necessary indorsement); and

               (c) The Lender shall execute and deliver (or cause to be executed and delivered) to the Borrower all such proxies and other instruments as the Borrower may reasonably request for the purpose of enabling the Borrower to exercise the voting and other rights which he is entitled to exercise pursuant to paragraph (a) above, and to receive the dividends which he is authorized to receive and retain pursuant to paragraph (b) above.

          11.  Defaults.
               -----------

               (a)  An Event of Default shall occur if:

                    (i) The Borrower shall fail to pay on or before the date five business days after the date due, whether at maturity, by acceleration or otherwise, of any principal of or interest on the Note; or

                    (ii) The Borrower shall fail to observe or perform any of his covenants contained herein, and such failure shall continue for a period of thirty (30) days after written notice from the Lender to the Borrower; or

                   (iii) Any representation, warranty, certification or statement made by the Borrower in this Agreement, or in any certificate, financial statement or other document delivered to the Lender pursuant to or in connection with this Agreement or the making of the Loan shall prove to have been incorrect in any material respect when made; or

                    (iv) The Borrower shall commence a voluntary case or other proceeding seeking reorganization or other relief with respect to his debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, custodian or other similar official of himself or any substantial part of his property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against him, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay his debts as they become due, or shall take any action to authorize any of the foregoing; or

                    (v) an involuntary case or other proceeding shall be commenced against the Borrower seeking reorganization or other relief with respect to his debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, custodian or other similar official of himself or any substantial part of his property, and such involuntary case or other proceeding shall remain undismissed for a period of 60 days.

               (b) Upon the occurrence of an Event of Default under the terms of this Agreement:

                    (i) All rights of the Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 10(a) and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 10(b) shall cease, and all such rights shall, upon notice by the Lender to the Borrower, become vested in the Lender, who shall thereupon have the sole right to exercise such voting and other consensual rights and the sole right to receive and hold as Collateral such dividends and apply them to payment of the Debt; and

                    (ii) All dividends which are received by the Borrower contrary to the provisions of paragraph (i) of this Section 11(b) shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Lender as Collateral in the same form as so received (with any necessary indorsement).

          12.  Remedies Upon the Occurrence of an Event of Default.
               ----------------------------------------------------

               (a) If an Event of Default specified under Section 11(a)(i) through Section 11(a)(iii) hereof shall occur and be continuing, the Lender may by written notice to the Borrower, declare the unpaid principal amount of the Note then outstanding and all interest accrued thereon, any unpaid fees and all other obligations of the Borrower to the Lender hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Lender without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived; and

               (b) If an Event of Default specified under Section 11(a)(iv) through (v) shall occur, the Lender shall be under no further obligations to make any Loan hereunder and the unpaid principal amount of the Note then outstanding and all interest accrued thereon, any unpaid fees and all other obligations of the Borrower to the Lender hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

               (c) If there shall have occurred an Event of Default under the terms of this Agreement, then the Lender shall have such rights and remedies with respect to the Collateral or any part thereof and the proceeds thereof as are provided by the Code and such other rights and remedies with respect thereto which it may have at law or in equity or under this Agreement, including without limitation, to the extent not inconsistent with the provisions of the Code, the right to (i) transfer all or any part of the Collateral into the Lender's name or into the name of its nominee and thereafter receive all cash, stock and other dividends or distributions paid or payable in respect thereof, and otherwise act with respect thereto as the absolute owner thereof, and (ii) sell, assign, give an option or options to purchase or otherwise dispose of all or any part of the Collateral at any sale as provided by the Code at such place or places and at such time or times and upon such terms, whether for cash or on credit, and in such manner as the Lender may determine, and apply the proceeds so received (A) first to the payment of the costs and expenses incurred by the Lender in connection with such sale and other costs and expenses referred to in clauses (ii) and (iii) of the definition of "Debt," (B) second to the repayment of all amounts then due and unpaid on the Debt, whether on account of principal, interest, fees, expenses or otherwise, and (C) then to pay the balance, if any, as required by law. The Borrower shall be liable for any deficiency if the proceeds of any sale, assignment, giving of an option or options to purchase or other disposition of the Collateral is insufficient to pay all amounts to which the Lender is entitled. Any excess proceeds from the sale, assignment, giving of an option or options to purchase or other disposition of the Collateral after payment of all amounts to which the Lender is entitled shall be paid to Borrower.

         13.   Notice of Sale of the Collateral by the Lender.
               -----------------------------------------------

If any notification of intended sale of any of the Collateral is required by law, such notification shall be deemed reasonable if mailed at least ten (10) days before such sale, postage prepaid, addressed to the Borrower as provided in
Section 17 hereof.

          14.  Private Sale of the Collateral.
               -------------------------------

The Borrower recognizes that the Lender may be compelled to resort to one or more private sales of the Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not, for such reason alone, be deemed to have been made in a commercially unreasonable manner. The Lender shall not be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the registration of such securities for public sale under the Federal Securities Act of 1933, as amended, or under applicable state securities laws.

          15.  Binding Effect; Termination.
               ----------------------------

Upon payment in full of the Debt, this Agreement shall terminate and be of no further force and effect, and the Lender shall thereupon promptly return to the Borrower such of the Collateral and such other documents delivered by the Borrower hereunder as may then be in the Lender's possession. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

          16. Non-Waiver; Cumulative Remedies.
              --------------------------------

No failure or delay on the part of the Lender in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Lender hereunder; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Lender under this Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have.

          17.  Notices.
               --------

All notices and other communications which are required or may be given under this Agreement shall be in writing and may be delivered by one of the following methods of delivery: (i) personally; (ii) by registered or certified mail, return receipt requested, postage prepaid; (iii) by overnight courier; or (iv) by legible facsimile transmission, in all cases addressed in accordance with the addresses set forth below or to such other address as such party may indicate by a notice delivered by the other parties hereto:

               If to the Lender, to:

               Hyperion Telecommunications, Inc.
               5 West Third Street
               Coudersport, PA  16915
               Attention:  Daniel R. Milliard

               If to the Borrower, to:

               Charles R. Drenning
               1443 Old Meadow Road
               Upper St. Clair, PA  15241

Notice shall be deemed received the same day (when delivered personally), five days after mailing (when sent by registered or certified mail), or the next business day (when sent by facsimile transmission or when delivered by overnight courier). Any party hereto may change its address to which all notices may be sent hereunder by addressing notices of such change in the manner provided.

          18.  Successors and Assigns.
               -----------------------

This Agreement shall be binding upon and inure to the benefit of the Lender and its successors and assigns, and the Borrower and his successors and assigns, except that the Borrower may not assign or transfer the Borrower's obligations hereunder or any interest herein.

          19.  Governing Law.
               --------------

This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth excepting its rules relating to conflicts of law.

          20.  Unenforceability; Severability.
               -------------------------------

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto, have executed and delivered this Agreement as of the day and year first above set forth.

                                       BORROWER:

                                       /s/ Charles R. Drenning
                                       --------------------------------(SEAL)
                                       CHARLES R. DRENNING

                                       LENDER:

                                       HYPERION TELECOMMUNICATIONS,
                                       INC.

                                       By /s/ Daniel R. Milliard
                                          -----------------------------

                                       Title: President
                                              -------------------------

                                   EXHIBIT A

                                 TERM LOAN NOTE
                                 --------------

$1,000,000                                           Pittsburgh, Pennsylvania
                                                     ____________________, 1996

     FOR VALUE RECEIVED, the undersigned __________________________________, an individual residing at _________________________________________ (the "Maker"),
promises to pay to the order of HYPERION TELECOMMUNICATIONS, INC. (the "Payee") on the Maturity Date, as defined in the Loan Agreement (as hereinafter defined), the lesser of (i) the principal amount of One Million U.S. Dollars ($1,000,000), or (ii) the aggregate unpaid principal balance of the Loan made by the Payee to Maker pursuant to Section 2(a) of the Term Loan and Stock Pledge Agreement of even date herewith by and among Maker and the Payee (the "Loan Agreement"). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Loan Agreement.

     Maker further promises to pay to the order of Payee interest on the unpaid principal amount hereof at the rate or rates per annum determined pursuant to
Section 2(b) of, or as otherwise provided in, the Loan Agreement, payable on the Maturity Date or as otherwise provided in, the Loan Agreement.

     Maker hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, indorsement or guaranty of this instrument.

     The obligation to make payments to the Payee hereunder is absolute and unconditional and the rights of the Payee shall not be subject to any defense, set off, counterclaim or recoupment which Maker may have by reason of any indebtedness or liability at any time owing by the Payee to Maker; provided, that the obligation of the Maker to pay interest that accrues on the unpaid principal amount hereof from the date six months after the date of this Note is subject to the Payee making the payments to the Maker pursuant to Section 2(a) of the Loan Agreement.

     This Note is the Note referred to in, and is entitled to the benefits of, the Loan Agreement, including the representations, warranties, covenants, conditions, security interests and liens contained or granted therein. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

     Maker agrees to pay all costs of collection of any amounts due hereunder when incurred, including, without limitation, reasonable attorneys' fees and expenses, as provided in the Loan Agreement.

     Amounts due under this Note shall be payable in lawful money of the United States of America at 5 West Third Street, Coudersport, PA 16915 or at such other place as the holder of this Note may designate in writing.

          This Note shall bind Maker and its successors and assigns, and the benefits hereof shall inure to the benefit of the Payee and its successors and assigns. All references herein to "Maker" and the "Payee" shall be deemed to apply to Maker and the Payee, respectively, and their respective successors and assigns.

     This Note shall be governed by the laws of the Commonwealth of Pennsylvania.

     EXECUTED as a sealed instrument as of the date first above written.

                                       MAKER:


                                       ________________________________(SEAL)
                                       [Name]

                                    EXHIBIT B

                                   COLLATERAL


366,660 shares of common stock, par value $.01 per share, of Hyperion Telecommunications, Inc.

                                     B-1